UMB SCOUT WORLDWIDE FUND
                 UMB SCOUT WORLDWIDE SELECT FUND

               Supplement dated May 8, 2000 to the
                Prospectus dated October 31, 1999
                     for the UMB Scout Funds


On May 2, 2000, shareholders approved new Management Agreements for the UMB Scout WorldWide Fund and UMB Scout WorldWide Select Fund with each Fund's existing investment advisor and manager, UMB Bank, n.a. As with the previous Management Agreements, each Fund pays an "all inclusive" fee to UMB Bank, n.a. that covers investment advisory services as well as all other services required to operate the Funds. Under the new Management Agreements, each Fund pays management fees based on an annual rate of 1.10% of the first $500 million of average daily net assets; 1.00% of the next $500 million and 0.90% on average daily net assets over $1 billion. The following information supercedes the information in the Fees and Expenses section of the October 31, 1999 prospectus.

The following table describes the fees and expenses that you would pay if you bought and held shares of the Funds.

                              UMB Scout        UMB Scout
                            WorldWide Fund     WorldWide
                                              Select Fund
        Fund Operating
           Expenses
      Management Fees            1.10%            1.10%
      Distribution (12b-1) Fees  None             None
      Other Expenses             0.01%            None
      Total Annual
       Operating Expenses        1.11%            1.10%

The following example illustrates the expenses of an investment in the Funds assuming an initial investment of $10,000, a 5% annual return, and that operating expenses remain the same during the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                   UMB Scout         UMB Scout
                WorldWide Fund    WorldWide Select
                                        Fund
       Year
      1  year         $   113           $ 112
      3  years        $   353           $ 350
      5  years        $   612              -
     10  years        $ 1,352              -



                              Doc. #314090 v.02 05/08/00 11:01 AM